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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 26, 2005

                               HILAND PARTNERS, LP
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             (Exact name of registrant as specified in its charter)

              DELAWARE                 000-51120           71-0972724
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    (State or other jurisdiction      (Commission       (I.R.S. Employer
          of incorporation)           File Number)     Identification No.)

             205 W. Maple, Suite 1100, Enid, OK               73701
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          (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code (580) 242-6040


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

        On July 26, 2005, Hiland Partners, LP (the "Registrant") issued a press release (the "Press Release") announcing that on August 12, 2005 it will pay a quarterly distribution of $0.4625 per unit to its common and subordinated unitholders of record on August 5, 2005. A copy of the press release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

        In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Exchange Act.

       EXHIBIT
       NUMBER         DESCRIPTION
       -------        ----------------------------------
       99.1           Press release dated July 26, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HILAND PARTNERS, LP
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                                      (Registrant)

                                      By: Hiland Partners, GP, LLC,
                                          its general partner

Date:  July 26, 2005

                                      By: /s/ KEN MAPLES
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                                          Ken Maples
                                          Chief Financial Officer,
                                          Vice President-Finance and Secretary